Exhibit 24.1


                        Australian Oil & Gas Corporation

                             Secretary's Certificate


     I, Ernest Geoffrey Albers, Secretary of Australian Oil & Gas Corporation (the "Corporation"), a corporation organised and existing under the laws of the State of Delaware, do hereby certify that the following resolution was duly adopted by the Directors of the Corporation by written consent on March 29, 2008, and that such resolution has not been amended, modified or rescinded and is in full force and effect on the date hereof:

              RESOLVED, That any report, registration statement or other form filed on behalf of this corporation pursuant to the Securities Exchange Act of 1934, or any amendment to any such report, registration statement or other form, may be signed on behalf of any director or officer of this corporation pursuant to a power of attorney executed by such director or officer.

        IN WITNESS WHEREOF, I have hereunto signed my name on March 28, 2008.



                                                     /s/ Ernest Geoffrey Albers
                                                     --------------------------
                                                     Secretary




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                                POWER OF ATTORNEY



     BE IT KNOWN: That the undersigned, in his capacity as an officer and/or a member of the Board of Directors of Australian Oil & Gas Corporation, a Delaware corporation (the "Company"), does hereby make, constitute and appoint WILLIAM RAY HILL his true and lawful attorney-in-fact with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacities as aforesaid, an Annual Report of the Company on Form 10-KSB for the year ended December 31, 2007, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorney full power and authority to do and perform each and every act and thing whatsoever that said attorney may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney may do or cause to be done by virtue of this Power of Attorney.

     EXECUTED this 28th day of March, 2008.


                                                   /s/ William Ray Hill
                                                   --------------------

                                POWER OF ATTORNEY



     BE IT KNOWN: That the undersigned, in his capacity as an officer and/or a member of the Board of Directors of Australian Oil & Gas Corporation, a Delaware corporation (the "Company"), does hereby make, constitute and appoint MARK ANTHONY MUZZIN his true and lawful attorney-in-fact with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacities as aforesaid, an Annual Report of the Company on Form 10-KSB for the year ended December 31, 2007, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorney full power and authority to do and perform each and every act and thing whatsoever that said attorney may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney may do or cause to be done by virtue of this Power of Attorney.

     EXECUTED this 28th day of March, 2008.


                                                      /s/ Mark Anthony Muzzin
                                                      -----------------------